UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2005

COCA-COLA ENTERPRISES INC.

(Exact name of registrant as specified in its charter)

Delaware	01-09300	58-0503352
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2500 Windy Ridge Parkway, Atlanta, Georgia 30339

(Address of principal executive offices, including zip code)

(770) 989-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

On November 16, 2005, the Company entered into an Amendment to Consulting and Separation Agreement with Summerfield K. Johnston, III.  The orginal agreement was filed as Exhibit 10.24 to our Annual Report on Form 10-K for the year ended December 31, 2003; the amendment is filed herewith as Exhibit 10.1.

Item 9.01.   Exhibits

Exhibit 10.1	Amendment to Consulting and Separation Agreement between Coca-Cola Enterprises Inc. and Summerfield K. Johnston, III effective November 16, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA ENTERPRISES INC.
(Registrant)

Date: November 17, 2005	By:	/S/ JOHN J. CULHANE
John J. Culhane
Executive Vice President and
General Counsel

EXHIBIT INDEX

Exhibit 10.1	Amendment to Consulting and Separation Agreement between Coca-Cola Enterprises Inc. and Summerfield K. Johnston, III effective November 16, 2005.